UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2010

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 7, 2010, Radiant Systems, Inc., or the Company, announced its intention to offer, in conjunction with certain selling shareholders, up to 4,693,848 shares of the Company’s common stock in an underwritten registered public offering. The press release is furnished herewith as Exhibit 99.1.

The Press Release furnished as Exhibit 99.1 is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The following information corrects certain inadvertent mathematical errors contained in the Tables, “Outstanding Equity Awards at 2009 Fiscal Year End” and “Option Exercises and Stock Vested during Fiscal Year 2009,” included in our 2010 definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2010, related to the Company’s Annual Meeting of Shareholders held on Thursday, May 27, 2010.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table provides certain information concerning the outstanding equity awards for each named executive officer as of December 31, 2009. The number of options held as of December 31, 2009 includes options granted under the 1995 Plan and the 2005 Plan.

Outstanding Equity Awards at 2009 Fiscal Year-End

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)		(i)	(j)

John H. Heyman	60,000	—		—	$13.0000	4/28/2011	—		—		—	—
	40,000	—		—	$6.2000	10/15/2011	—		—		—	—
	70,295	—		—	$5.6300	10/19/2011	—		—		—	—
	57,000	28,500	[1]	—	$12.2700	3/15/2012	—		—		—	—
	117,500	—		—	$9.3300	4/15/2012	—		—		—	—
	55,391	110,783	[2]	—	$14.3800	3/24/2013	—		—		—	—
	40,000	—		—	$6.7500	10/15/2013	—		—		—	—
	150,000	—		—	$4.6600	10/15/2014	—		—		—	—
	45,000	—		—	$4.6600	10/15/2014	—		—		—	—
	—	127,500	[3]	—	$3.2500	3/13/2016	—		—		—	—
	—	—		—	—	—	26,634	[4]	$276,994	[6]	—	—
	—	—		—	—	—	61,200	[5]	$636,480		—	—
Alon Goren	20,000	—		—	$13.0000	4/28/2011	—		—		—	—
	40,000	—		—	$6.2000	10/15/2011	—		—		—	—
	71,010	—		—	$5.6300	10/19/2011	—		—		—	—
	14,667	7,333	[1]	—	$12.2700	3/15/2012	—		—		—	—
	60,000	—		—	$9.3300	4/15/2012	—		—		—	—
	9,693	19,388	[2]	—	$14.3800	3/24/2013	—		—		—	—
	40,000	—		—	$6.7500	10/15/2013	—		—		—	—
	27,600	—		—	$4.6600	10/15/2014	—		—		—	—
	50,000	—		—	$4.6600	10/15/2014	—		—		—	—
	—	19,688	[3]	—	$3.2500	3/13/2016	—		—		—	—
	—	—		—	—	—	4,661	[4]	$48,474	[6]	—	—
	—	—		—	—	—	9,450	[5]	$92,280		—	—
Andrew S. Heyman	43,600	—		—	$13.0000	4/28/2011	—		—		—	—
	70,308	—		—	$5.6300	10/19/2011	—		—		—	—
	40,000	—		—	$6.2000	10/15/2011	—		—		—	—
	60,000	30,000	[1]	—	$12.2700	3/15/2012	—		—		—	—
	40,000	—		—	$9.3300	4/15/2012	—		—		—	—
	36,927	73,856	[2]	—	$14.3800	3/24/2013	—		—
	40,000	—		—	$6.7500	10/15/2013	—		—		—	—
	12,960	—		—	$4.1000	5/17/2014	—		—		—	—
	40,000	—		—	$4.6600	10/15/2014	—		—		—	—
	—	84,375	[3]	—	$3.2500	3/13/2016	—		—		—	—
	—	—		—	—	—	17,756	[4]	$184,662	[6]	—	—
	—	—		—	—	—	40,500	[5]	$421,200		—	—
Mark E. Haidet	10,000	—		—	$15.4000	4/16/2011	—		—		—	—
	18,000	—		—	$13.000	4/28/2011	—		—		—	—
	11,250			—	$6.2000	10/15/2011	—		—		—	—
	20,000	10,000	[1]	—	$12.2700	3/15/2012	—		—		—	—
	7,500	—		—	$9.3300	4/15/2012	—		—		—	—
	13,848	27,696	[2]	—	$14.3800	3/24/2013	—		—		—	—
	45,000	—		—	$6.7500	10/15/2013	—		—		—	—
	7,952	—		—	$4.1000	5/17/2014	—		—		—	—
	15,000	—		—	$4.6600	10/15/2014	—		—		—	—
	—	32,813	[3]	—	$3.2500	3/13/2016	—		—		—	—
	—	—		—	—	—	6,658	[4]	$69,243	[6]	—	—
	—	—		—	—	—	15,750	[5]	$163,800		—	—

[1]	The options became exercisable on March 15, 2010.
[2]	Half of the options became exercisable on March 24, 2010 and half of the options become exercisable on March 24, 2011.
[3]	One-third of the options became exercisable on March 13, 2010, and one-third of the options become exercisable on March 13, 2011 and 2012.
[4]	Stock vests March 24, 2011.
[5]	Stock vests March 13, 2012.
[6]	Corrected amount.

Option Exercises and Stock Vested during Fiscal Year 2009

The following table provides certain information concerning the option exercises for each named executive officer during the fiscal year ended December 31, 2009.

	Option Awards				Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)		(c)		(d)	(e)
John H. Heyman	—		—		—	—
Alon Goren	—		—		—	—
Andrew S. Heyman	75,000		453,755		—	—
Mark E. Haidet	23,018	[1]	120,963	[1]	—	—

[1]	Corrected amounts.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated September 7, 2010, issued by Radiant Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ John H. Heyman
Name:	John H. Heyman
Title:	Chief Executive Officer

Dated: September 7, 2010